UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2013 (December 15, 2013)

Avago Technologies Limited

(Exact name of registrant as specified in its charter)

Singapore	001-34428	98-0682363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Yishun Avenue 7 Singapore 768923	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (65) 6755-7888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 15, 2013, Avago Technologies Limited (“Avago”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Avago, Avago Technologies Wireless (U.S.A.) Manufacturing Inc., an indirect wholly owned subsidiary of Avago (“Parent”), LSI Corporation (“LSI”) and Leopold Merger Sub, Inc., a direct wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into LSI (the “Merger”), with LSI surviving the Merger as an indirect wholly owned subsidiary of Avago.

On December 16, 2013, Avago distributed the following materials with respect to the proposed Merger, the full text of which are attached hereto as Exhibits 99.1-99.5 and incorporated herein by reference:

•	Employee All Hands Presentation (Exhibit 99.1)

•	Letter from Hock Tan to LSI Employees (Exhibit 99.2)

•	Letter from Hock Tan to Avago Employees (Exhibit 99.3)

•	Conference Call Script Relating to Announcement of the Merger (Exhibit 99.4)

•	Investor Q&A Relating to Announcement of the Merger Agreement (Exhibit 99.5)

Cautions Regarding Forward-Looking Statements

This document contains forward-looking statements which address Avago’s expected future business and financial performance. These forward-looking statements are based on current expectations, estimates, forecasts and projections of future Avago or industry performance, based on management’s judgment, beliefs, current trends and market conditions and involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. Accordingly, we caution you not to place undue reliance on these statements. For Avago, particular uncertainties that could materially affect future results include our ability to achieve the growth prospects and synergies expected from acquisitions we may make, including LSI; delays, challenges and expenses associated with integrating acquired companies with our existing businesses, including LSI; global economic conditions and concerns; cyclicality in the semiconductor industry or in our target markets; loss of our significant customers; increased dependence on the volatile wireless handset market; quarterly and annual fluctuations in operating results; our competitive performance and ability to continue achieving design wins with our customers; market acceptance of the end products into which our products are designed; our target markets not growing as quickly as expected; our dependence on contract manufacturing and outsourced supply chain and our ability to improve our cost structure through our manufacturing outsourcing program; prolonged disruptions of our or our contract manufacturers’ manufacturing facilities or other significant operations; our dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our ability to maintain or improve gross margin; our ability to maintain tax concessions in certain jurisdictions; our ability to protect our intellectual property and any associated increases in litigation expenses; dependence on and risks associated with distributors of our products; our ability to attract, retain and motivate qualified personnel, particularly design and technical personnel; any expenses associated with resolving customer product and warranty and indemnification claims; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature.

Important additional risk factors that may cause such a difference for Avago in connection with the acquisition of LSI include, but are not limited to unexpected variations in market growth and demand for, matters arising in connection with the parties’ efforts to comply with and satisfy applicable regulatory clearances and closing conditions relating to the transaction and closing conditions relating to the transaction, the risks inherent in acquisitions of technologies and businesses, including the timing and successful completion of technology and product development through volume production, integration issues, costs and unanticipated expenditures, changing relationships with customers, suppliers and strategic partners, potential contractual, intellectual property or employment issues and charges resulting from purchase accounting adjustments or fair value measurements.

Avago’s Quarterly Report on Form 10-Q filed on September 13, 2013 and other filings with the SEC (which may be obtained for free at the SEC’s website at http://www.sec.gov) discuss some of the important risk factors that may affect Avago’s business, results of operations and financial condition. Avago undertakes no intent or obligation to publicly update or revise any of these forward looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It; Participants in Solicitation

This communication is being made in respect of the proposed transaction involving LSI and Avago. The proposed transaction will be submitted to the stockholders of LSI for their consideration. In connection with the proposed transaction, LSI will prepare a proxy statement to be filed with the SEC. LSI and Avago also plan to file with the SEC other documents regarding the proposed transaction. LSI’S SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of LSI. Investors will be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) filed with the SEC from the SEC’s website at http://www.sec.gov. Investors will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by going to http://www.lsiproxy.com, by writing to LSI Corporation, 1110 American Parkway NE, Allentown, PA 18109, Attn: Response Center, or by calling 1 (800) 372-2447.

LSI and Avago and their respective directors, executive officers may be deemed to be participants in the solicitation of proxies from LSI’s stockholders with respect to the meeting of stockholders that will be held to consider the proposed Merger. Information regarding LSI’s directors and executive officers is contained in LSI’s Annual Report on Form 10-K for the year ended December 31, 2012, the proxy statement for LSI’s 2013 Annual Meeting of Stockholders, which was filed with the SEC on March 28, 2013, and subsequent filings which LSI has made with the SEC. Information regarding Avago’s directors and executive officers is contained in Avago’s Annual Report on Form 10-K for the year ended October 28, 2012, the proxy statement for the Avago’s 2013 Annual Meeting of Stockholders, which was filed with the SEC on February 20, 2013, and subsequent filings which Avago has made with the SEC. Investors may obtain additional information regarding the interests of LSI and its directors and executive officers in the proposed Merger, which may be different than those of LSI’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed Merger, when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Employee All Hands Presentation distributed on December 16, 2013 by Avago Technologies Limited

99.2	Letter from Hock Tan to LSI Corporation Employees distributed on December 16, 2013 by Avago Technologies Limited

99.3	Letter from Hock Tan to Avago Employees

99.4	Conference Call Script of Avago Technologies Limited and LSI Corporation Relating to Announcement of the Merger, dated December 16, 2013

99.5	Investor Q&A of Avago Technologies Limited and LSI Corporation Relating to Announcement of the Merger Agreement, dated December 16, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 16, 2013

Avago Technologies Limited

By:	/s/ Anthony E. Maslowski
Name:	Anthony E. Maslowski
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Employee All Hands Presentation distributed on December 16, 2013 by Avago Technologies Limited

99.2	Letter from Hock Tan to LSI Corporation Employees distributed on December 16, 2013 by Avago Technologies Limited

99.3	Letter from Hock Tan to Avago Employees

99.4	Conference Call Script of Avago Technologies Limited and LSI Corporation Relating to Announcement of the Merger, dated December 16, 2013

99.5	Investor Q&A of Avago Technologies Limited and LSI Corporation Relating to Announcement of the Merger Agreement, dated December 16, 2013